Exhibit 99.1

NEWS RELEASE

For Immediate Release
October 24, 2012

For Further Information Contact:
Charles R. Hageboeck, Chief Executive Officer and President
(304) 769-1102

City Holding Company Announces Third Quarter Results

Charleston, West Virginia – City Holding Company, “the Company” (NASDAQ:CHCO), a $2.9 billion bank holding company headquartered in Charleston, today announced third quarter net income per diluted share of $0.71 and net income of $10.6 million.  For the third quarter of 2012, the Company achieved a return on assets of 1.47%, a return on tangible equity of 16.2%, a net interest margin of 3.95%, and an efficiency ratio of 56.4%.

City’s CEO Charles Hageboeck stated that, “In a difficult economic climate, City’s financial performance in the third quarter was solid. Our net interest margin was up; the company experienced loan and deposit growth, and asset quality remained strong and stable compared to peers. The third quarter marks the first full quarter since our acquisition of Virginia Savings Bank, which was completed on May 31, 2012. Additionally, City announced in August 2012 the execution of a definitive agreement to acquire Community Financial Corporation of Staunton, Virginia.  The proposed merger is expected to close in the first quarter of 2013 subject to pending regulatory approvals, the approval of Community’s shareholders, and the completion of other customary closing conditions.  This transaction will significantly expand City’s presence in Virginia and complements our recently completed acquisition of Virginia Savings Bancorp, Inc.”

“City’s results for the third quarter of 2012 are down slightly as compared to the third quarter of 2011 because we recorded no provision for loan losses during the quarter ended September 30, 2011.  Net interest income increased $1.3 million from the third quarter of 2011 despite $38 million of higher yielding trust preferred securities being called during the third quarter of 2012.  The resultant decrease in net interest income of approximately $0.6 million related to the trust preferred securities was more than offset from additional interest income associated with the acquisition of Virginia Savings Bancorp, Inc.  Our net interest margin remained solid at 3.95% for the third quarter of 2012.”

“Loan balances increased $20 million (1.0%) from June 30, 2012 to September 30, 2012.  Our asset quality metrics remain stable and strong.  Non-performing assets were 1.53% of total loans and other real estate owned and past due loans were 0.45% of total loans at September 30, 2012.”

Net Interest Income

The Company’s tax equivalent net interest income increased $1.1 million, or 4.3%, from $24.0 million during the second quarter of 2012 to $25.1 million during the third quarter of 2012.  This increase is primarily due to the acquisition of Virginia Savings Bancorp, Inc. that was partially offset by lower interest income due to approximately $38 million of higher yielding trust preferred securities being called during the third quarter of 2012.  The Company’s reported net interest margin increased from 3.91% for the quarter ended June 30, 2012 to 3.95% for the quarter ended September 30, 2012.  Excluding the favorable impact of acquisition accounting fair value adjustments ($0.95 million), the net interest margin for the third quarter of 2012 would have been 3.80%.

Credit Quality

As a result of the Company’s quarterly analysis of the adequacy of the ALLL, the Company recorded a provision for loan losses of $1.0 million in the third quarter of 2012, compared to no provision for the comparable period in 2011 and $1.7 million for the second quarter of 2012.  During the third quarter of 2012, the Company received life insurance proceeds as the beneficiary of a life insurance policy carried by a commercial borrower that allowed the Company to reduce the ALLL by approximately $0.6 million for amounts previously included in the ALLL.  In addition, charge-offs for commercial real estate loans were primarily related to a specific credit that had been appropriately considered in establishing the allowance for loan losses in prior periods.  Changes in the amount of the provision and related allowance are based on the Company’s detailed systematic methodology and are directionally consistent with changes in the composition and quality of the Company’s loan portfolio. The Company believes its methodology for determining the adequacy of its ALLL adequately provides for probable losses inherent in the loan portfolio and produces a provision and allowance for loan losses that is directionally consistent with changes in asset quality and loss experience.

Investment Securities Gains/(Losses)

During the third quarter of 2012, the Company sold certain equity positions related to community banks and bank holding companies and realized a $0.4 million gain.  The Company also recognized gains of $0.3 million associated with the calls of trust preferred securities during the quarter.  These gains were partially offset by $0.3 million of credit-related net investment impairment losses recorded by the Company during the third quarter of 2012.  The charges deemed to be other than temporary were related to pooled bank trust preferreds with a remaining carrying value of $3.5 million at September 30, 2012.  The credit-related net impairment charges were based on the Company’s quarterly reviews of its investment securities for indications of losses considered to be other than temporary.

2

Non-interest Income

Exclusive of net investment gains, non-interest income increased $0.3 million to $13.6 million in the third quarter of 2012 as compared to $13.3 million in the third quarter of 2011.  This increase was primarily the result of an increase in other income of $0.3 million due to increased mortgage related income and a $0.2 million increase in trust and investment management fee income for the quarter ended September 30, 2012.  These increases were partially offset by a $0.2 million decrease in bank owned life insurance revenues.

Non-interest Expenses

Non-interest expenses increased $2.1 million from $19.7 million in the third quarter of 2011 to $21.8 million in the third quarter of 2012.  Salaries and employee benefits increased $1.0 million primarily due to the acquisition of Virginia Savings Bancorp, Inc. ($0.4 million) and increased health insurance costs ($0.4 million).  Repossessed asset losses increased $0.3 million due to declines in estimated fair values of two foreclosed properties located at the Greenbrier Resort in West Virginia.  The Company continually reevaluates the estimated fair value of properties that it has repossessed by obtaining updated appraisals on at least an annual basis.  In addition, other expenses increased $0.3 million, bankcard expenses increased $0.2 million, and merger related expenses increased $0.2 million.

Balance Sheet Trends

Loans have increased $112.1 million (5.7%) from December 31, 2011 to $2.09 billion at September 30, 2012, in part due to the Company’s acquisition of Virginia Savings Bancorp, Inc. ($72.0 million).  Excluding the Virginia Savings Bancorp, Inc. acquisition, loans have increased $40.1 million (2.0%) from December 31, 2011 to $2.01 billion at September 30, 2012.  Increases in residential real estate loans of $36.6 million (3.9%) and commercial real estate loans of $34.5 million (4.7%) were partially offset by a decline in commercial and industrial (“C&I”) loans of $28.4 million.

Total average depository balances increased $68.1 million, or 2.9%, from the quarter ended June 30, 2012 to the quarter ended September 30, 2012.  This growth was primarily attributable to deposits acquired from Virginia Savings Bancorp, Inc. ($81.8 million).  Exclusive of this contribution, the Company experienced decreases in interest-bearing deposits ($6.6 million), time deposits ($4.4 million), and noninterest-bearing deposits ($3.0 million).

Income Tax Expense

The Company’s effective income tax rate for the third quarter of 2012 was 34.3% compared to 33.6% for the year ended December 31, 2011, and 33.5% for the quarter ended September 30, 2011.  The effective rate is based upon the Company’s expected tax rate for the year ending December 31, 2012.

3

Capitalization and Liquidity

The Company’s loan to deposit ratio was 87.6% and the loan to asset ratio was 71.9% at September 30, 2012.  The Company maintained investment securities totaling 14.3% of assets as of this date.  The Company’s deposit mix is weighted heavily toward checking and saving accounts that fund 50.1% of assets at September 30, 2012.  Time deposits fund 32.0% of assets at September 30, 2012, but very few of these deposits are in accounts that have balances of more than $250,000, reflecting the core retail orientation of the Company.

At September 30, 2012 the Company was strongly capitalized. The Company’s tangible equity ratio was 9.29% at September 30, 2012 compared to 9.37% at December 31, 2011.  At September 30, 2012, City National Bank’s Leverage Ratio was 9.02%, its Tier I Capital ratio was 12.03%, and its Total Risk-Based Capital ratio was 12.94%.  These regulatory capital ratios are significantly above levels required to be considered “well capitalized,” which is the highest possible regulatory designation.

On September 27, 2012, the Board approved a quarterly cash dividend of $0.35 cents per share payable October 31, 2012, to shareholders of record as of October 15, 2012.  During the nine months ended September 30, 2012, the Company repurchased 237,535 common shares at a weighted average price of $33.32 as part of a one million share repurchase plan authorized by the Board of Directors in July 2011.  At September 30, 2012, the Company could repurchase approximately 454,000 shares under the July 2011 authorization.

City Holding Company is the parent company of City National Bank of West Virginia.  City National operates 73 branches across West Virginia, Kentucky, Virginia and Ohio.

On August 2, 2012 the Company announced that it had executed a definitive agreement to acquire Community Financial Corporation of Staunton, Virginia and its principal banking subsidiary, Community Bank.  The proposed merger is expected to close in the first quarter of 2013; however it is subject to pending regulatory approvals, the approval of Community’s shareholders, and the completion of other customary closing conditions.  This transaction will expand City’s presence in Virginia with an additional ten branches.

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (11) the current economic environment poses significant challenges for us and could adversely affect our  financial condition and results of operations; (12) continued deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the United States Congress and (14) the merger with Community Financial Corporation will not be consummated unless certain conditions are met. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.  Further, the Company is required to evaluate subsequent events through the filing of its June 30, 2012 Form 10-Q.  The Company will continue to evaluate the impact of any subsequent events on the preliminary June 30, 2012 results and will adjust the amounts if necessary.

4

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

	Three Months Ended September 30,		Percent
	2012	2011	Change

Earnings ($000s, except per share data):
Net Interest Income (FTE)	$25,060	$23,783	5.37%
Net Income available to common shareholders	10,607	11,577	(8.38)%
Earnings per Basic Share	0.71	0.77	(6.88)%
Earnings per Diluted Share	0.71	0.76	(6.98)%

Key Ratios (percent):
Return on Average Assets	1.47%	1.71%	(13.99)%
Return on Average Tangible Equity	16.20%	17.81%	(9.06)%
Net Interest Margin	3.95%	3.93%	0.47%
Efficiency Ratio	56.40%	53.18%	6.05%
Average Shareholders' Equity to Average Assets	11.32%	11.67%	(2.94)%

Consolidated Risk Based Capital Ratios (a):
Tier I	12.89%	13.21%	(2.42)%
Total	13.79%	14.20%	(2.89)%

Tangible Equity to Tangible Assets	9.29%	9.65%	(3.69)%

Common Stock Data:
Cash Dividends Declared per Share	$0.35	$0.34	2.94%
Book Value per Share	22.14	20.86	6.16%
Tangible Book Value per Share	17.75	17.07	3.99%
Market Value per Share:
High	36.43	33.96	7.27%
Low	32.37	26.82	20.69%
End of Period	35.84	26.99	32.79%

Price/Earnings Ratio (b)	12.56	8.81	42.61%

	Nine Months Ended September 30,		Percent
	2012	2011	Change

Earnings ($000s, except per share data):
Net Interest Income (FTE)	$72,829	$69,606	4.63%
Net Income available to common shareholders	28,049	31,024	(9.59)%
Earnings per Basic Share	1.89	2.03	(6.80)%
Earnings per Diluted Share	1.88	2.02	(6.85)%

Key Ratios (percent):
Return on Average Assets	1.33%	1.53%	(13.12)%
Return on Average Tangible Equity	14.26%	15.90%	(10.31)%
Net Interest Margin	3.95%	3.89%	1.55%
Efficiency Ratio	58.59%	57.42%	2.04%
Average Shareholders' Equity to Average Assets	11.45%	11.72%	(2.33)%

Common Stock Data:
Cash Dividends Declared per Share	$1.05	$1.02	2.94%
Market Value per Share:
High	37.16	37.22	(0.16)%
Low	30.96	26.82	15.44%

Price/Earnings Ratio (b)	14.20	9.97	42.48%

(a) September 30, 2012 risk-based capital ratios are estimated
(b) September 30, 2012 price/earnings ratio computed based on annualized third quarter 2012 earnings

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

Book Value and Market Price Range per Share
					Market Price
	Book Value per Share				Range per Share
	March 31	June 30	September 30	December 31	Low	High

2008	$18.92	$18.72	$17.61	$17.58	$29.08	$42.88
2009	17.69	18.24	18.95	19.37	20.88	34.34
2010	19.71	20.02	20.31	20.31	26.87	38.03
2011	20.39	20.58	20.86	21.05	26.06	37.22
2012	21.46	21.63	22.14		30.96	37.16

Earnings per Basic Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2008	$0.81	$0.83	$(0.16)	$0.26	$1.74
2009	0.69	0.64	0.66	0.70	2.69
2010	0.59	0.68	0.58	0.64	2.48
2011	0.62	0.65	0.77	0.65	2.68
2012	0.68	0.50	0.71		1.89

Earnings per Diluted Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2008	$0.80	$0.83	$(0.16)	$0.26	$1.74
2009	0.69	0.64	0.66	0.70	2.68
2010	0.58	0.68	0.58	0.64	2.47
2011	0.62	0.64	0.76	0.65	2.67
2012	0.67	0.50	0.71		1.88

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Three Months Ended September 30,
	2012	2011

Interest Income
Interest and fees on loans	$24,633	$23,326
Interest on investment securities:
Taxable	3,438	4,639
Tax-exempt	346	392
Interest on federal funds sold	15	13
Total Interest Income	28,432	28,370

Interest Expense
Interest on deposits	3,312	4,550
Interest on short-term borrowings	79	90
Interest on long-term debt	166	159
Total Interest Expense	3,557	4,799
Net Interest Income	24,875	23,571
Provision for loan losses	975	-
Net Interest Income After Provision for Loan Losses	23,900	23,571

Non-Interest Income
Total investment securities impairment losses	(272)	(1,849)
Noncredit impairment losses recognized in other comprehensive income	-	1,494
Net investment securities impairment losses	(272)	(355)
Gains on sale of investment securities	730	627
Net investment securities gains	458	272

Service charges	9,861	9,840
Insurance commissions	1,439	1,388
Trust and investment management fee income	912	699
Bank owned life insurance	738	952
Other income	671	380
Total Non-Interest Income	14,079	13,531

Non-Interest Expense
Salaries and employee benefits	11,295	10,302
Occupancy and equipment	2,126	2,057
Depreciation	1,175	1,131
FDIC insurance expense	405	392
Advertising	674	546
Bankcard expenses	720	559
Postage, delivery, and statement mailings	529	551
Office supplies	407	492
Legal and professional fees	611	567
Telecommunications	433	371
Repossessed asset (gains)/losses, net of expenses	429	109
Merger related expenses	157	-
Other expenses	2,885	2,611
Total Non-Interest Expense	21,846	19,688
Income Before Income Taxes	16,133	17,414
Income tax expense	5,526	5,837
Net Income Available to Common Shareholders	$10,607	$11,577

Distributed earnings allocated to common shareholders	$5,150	$5,015
Undistributed earnings allocated to common shareholders	5,373	6,479
Net earnings allocated to common shareholders	$10,523	$11,494

Average common shares outstanding	14,751	15,003
Effect of dilutive securities:
Employee stock options	83	68
Shares for diluted earnings per share	14,834	15,071

Basic earnings per common share	$0.71	$0.77
Diluted earnings per common share	$0.71	$0.76
Dividends declared per common share	$0.35	$0.34

Comprehensive Income	$12,719	$10,714

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Nine months ended September 30,
	2012	2011

Interest Income
Interest and fees on loans	$70,843	$70,416
Interest on investment securities:
Taxable	11,345	13,694
Tax-exempt	1,101	1,299
Interest on federal funds sold	38	39
Total Interest Income	83,327	85,448

Interest Expense
Interest on deposits	10,363	15,829
Interest on short-term borrowings	229	239
Interest on long-term debt	499	474
Total Interest Expense	11,091	16,542
Net Interest Income	72,236	68,906
Provision for loan losses	4,600	2,372
Net Interest Income After Provision for Loan Losses	67,636	66,534

Non-Interest Income
Total investment securities impairment losses	(878)	(1,849)
Noncredit impairment losses recognized in other comprehensive income	302	1,494
Net investment securities impairment losses	(576)	(355)
Gains on sale of investment securities	1,530	3,756
Net investment securities gains	954	3,401

Service charges	28,601	28,749
Insurance commissions	4,782	4,513
Trust and investment management fee income	2,662	2,181
Bank owned life insurance	2,228	2,455
Other income	1,762	1,434
Total Non-Interest Income	40,989	42,733

Non-Interest Expense
Salaries and employee benefits	32,207	30,397
Occupancy and equipment	6,038	6,084
Depreciation	3,371	3,408
FDIC insurance expense	1,184	2,276
Advertising	1,993	1,854
Bankcard expenses	2,035	1,693
Postage, delivery, and statement mailings	1,565	1,615
Office supplies	1,258	1,483
Legal and professional fees	1,349	4,547
Telecommunications	1,209	1,217
Repossessed asset losses, net of expenses	1,200	300
Merger related expenses	4,335	-
Other expenses	8,382	7,585
Total Non-Interest Expense	66,126	62,459
Income Before Income Taxes	42,499	46,808
Income tax expense	14,450	15,784
Net Income Available to Common Shareholders	$28,049	$31,024

Distributed earnings allocated to common shareholders	$15,451	$15,045

Undistributed earnings allocated to common shareholders	12,375	15,756

Net earnings allocated to common shareholders	$27,826	$30,801

Average common shares outstanding	14,700	15,165

Effect of dilutive securities:
Employee stock options	83	77

Shares for diluted earnings per share	14,783	15,242

Basic earnings per common share	$1.89	$2.03
Diluted earnings per common share	$1.88	$2.02
Dividends declared per common share	$1.05	$1.02

Comprehensive Income	$31,591	$30,820

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholders' Equity
(Unaudited) ($ in 000s)

	Three Months Ended
	September 30, 2012	September 30, 2011

Balance at July 1	$320,622	$310,379

Net income	10,607	11,577
Other comprehensive income:
Change in unrealized (loss) gain on securities available-for-sale	2,112	(863)
Cash dividends declared ($0.35/share) and ($0.34/share), respectively	(5,196)	(5,073)
Issuance of stock award shares, net	214	201
Exercise of 2,000 stock options	56	-
Exercise of 1,100 stock options	-	15
Purchase of 227,977 common shares of treasury	-	(6,344)
Balance at September 30	$328,415	$309,892

	Nine Months Ended
	September 30, 2012	September 30, 2011

Balance at January 1	$311,134	$314,861

Net income	28,049	31,024
Other comprehensive income:
Change in unrealized gain on securities available-for-sale	3,542	91
Change in unrealized (loss) on interest rate floors	-	(295)
Cash dividends declared ($1.05/share) and ($1.02/share), respectively	(15,532)	(15,394)
Issuance of stock award shares, net	870	867
Acquisition of Virginia Savings Bancorp	7,723	-
Exercise of 18,899 stock options	544	-
Exercise of 6,576 stock options	-	168
Purchase of 237,535 common shares of treasury	(7,915)	-
Purchase of 675,501 common shares of treasury	-	(21,430)
Balance at September 30	$328,415	$309,892

CITY HOLDING COMPANY AND SUBSIDIARIES
Condensed Consolidated Quarterly Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011

Interest income	$28,432	$27,466	$27,430	$27,441	$28,370
Taxable equivalent adjustment	185	198	208	215	212
Interest income (FTE)	28,617	27,664	27,638	27,656	28,582
Interest expense	3,557	3,625	3,908	4,216	4,799
Net interest income	25,060	24,039	23,730	23,440	23,783
Provision for loan losses	975	1,675	1,950	2,229	-
Net interest income after provision
for loan losses	24,085	22,364	21,780	21,211	23,783

Noninterest income	14,079	13,790	13,118	12,128	13,531
Noninterest expense	21,846	24,763	19,515	18,685	19,688
Income before income taxes	16,318	11,391	15,383	14,654	17,626
Income tax expense	5,526	3,780	5,144	4,787	5,837
Taxable equivalent adjustment	185	198	208	215	212
Net income available to common shareholders	$10,607	$7,413	$10,031	$9,652	$11,577

Distributed earnings allocated to common shareholders	$5,150	$5,146	$5,118	$5,136	$5,015
Undistributed earnings allocated to common shareholders	5,373	2,208	4,837	4,446	6,479
Net earnings allocated to common shareholders	$10,523	$7,354	$9,955	$9,582	$11,494

Average common shares outstanding	14,751	14,680	14,679	14,743	15,003

Effect of dilutive securities:
Employee stock options	83	79	80	71	68

Shares for diluted earnings per share	14,834	14,759	14,759	14,814	15,071

Basic earnings per common share	$0.71	$0.50	$0.68	$0.65	$0.77
Diluted earnings per common share	0.71	0.50	0.67	0.65	0.76

Cash dividends declared per share	0.35	0.35	0.35	0.35	0.34

Net Interest Margin	3.95%	3.91%	3.98%	3.90%	3.93%

CITY HOLDING COMPANY AND SUBSIDIARIES
Non-Interest Income and Non-Interest Expense
(Unaudited) ($ in 000s)

	Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011

Non-Interest Income:
Service charges	$9,861	$9,649	$9,090	$9,360	$9,840
Insurance commissions	1,439	1,347	1,996	1,433	1,388
Trust and investment management fee income	912	942	807	925	699
Bank owned life insurance	738	766	723	728	952
Other income	671	558	533	599	380
Subtotal	13,621	13,262	13,149	13,045	13,259
Total investment securities impairment losses	(272)	(606)	-	(918)	(1,849)
Noncredit impairment losses recognized in other
comprehensive income	-	302	-	-	1,494
Net investment securities impairment losses	(272)	(304)	-	(918)	(355)
Gain (loss) on sale of investment securities	730	832	(31)	1	627
Total Non-Interest Income	$14,079	$13,790	$13,118	$12,128	$13,531

Non-Interest Expense:
Salaries and employee benefits	$11,295	$10,668	$10,245	$10,320	$10,302
Occupancy and equipment	2,126	1,978	1,935	1,929	2,057
Depreciation	1,175	1,109	1,086	1,100	1,131
FDIC insurance expense	405	394	385	300	392
Advertising	674	675	644	153	546
Bankcard expenses	720	694	620	566	559
Postage, delivery and statement mailings	529	488	548	484	551
Office supplies	407	396	455	429	492
Legal and professional fees	611	421	317	366	567
Telecommunications	433	387	389	388	371
Repossessed asset (gains) losses, net of expenses	429	650	121	(27)	109
Merger related expenses	157	4,042	135	-	-
Other expenses	2,885	2,861	2,635	2,677	2,611
Total Non-Interest Expense	$21,846	$24,763	$19,515	$18,685	$19,688

Employees (Full Time Equivalent)	836	831	797	795	792
Branch Locations	73	73	68	68	68

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
($ in 000s)
	September 30	December 31
	2012	2011
	(Unaudited)
Assets
Cash and due from banks	$72,309	$140,873
Interest-bearing deposits in depository institutions	5,563	5,526
Federal funds sold	35,000	-
Cash and cash equivalents	112,872	146,399

Investment securities available-for-sale, at fair value	389,686	360,783
Investment securities held-to-maturity, at amortized cost	13,444	23,458
Other securities	11,459	11,934
Total investment securities	414,589	396,175

Gross loans	2,085,232	1,973,103
Allowance for loan losses	(18,986)	(19,409)
Net loans	2,066,246	1,953,694

Bank owned life insurance	81,146	78,961
Premises and equipment, net	72,360	64,612
Accrued interest receivable	7,681	7,093
Net deferred tax assets	32,407	32,219
Intangible assets	65,103	56,164
Other assets	46,793	41,792
Total Assets	$2,899,197	$2,777,109

Liabilities
Deposits:
Noninterest-bearing	$407,634	$369,025
Interest-bearing:
Demand deposits	549,752	526,824
Savings deposits	495,068	439,823
Time deposits	929,042	885,596
Total deposits	2,381,496	2,221,268
Short-term borrowings
Federal Funds purchased	-	75,000
Customer repurchase agreements	131,947	114,050
Long-term debt	16,495	16,495
Other liabilities	40,844	39,162
Total Liabilities	2,570,782	2,465,975

Stockholders' Equity
Preferred stock, par value $25 per share: 500,000 shares authorized; none issued	-	-
Common stock, par value $2.50 per share: 50,000,000 shares authorized;
18,499,282 shares issued at September 30, 2012 and December 31, 2011
less 3,665,999 and 3,717,993 shares in treasury, respectively	46,249	46,249
Capital surplus	103,311	103,335
Retained earnings	303,567	291,050
Cost of common stock in treasury	(124,347)	(125,593)
Accumulated other comprehensive loss:
Unrealized gain on securities available-for-sale	4,367	825
Underfunded pension liability	(4,732)	(4,732)
Total Accumulated Other Comprehensive Loss	(365)	(3,907)
Total Stockholders' Equity	328,415	311,134
Total Liabilities and Stockholders' Equity	$2,899,197	$2,777,109

CITY HOLDING COMPANY AND SUBSIDIARIES
Investment Portfolio
(Unaudited) ($ in 000s)

	Original Cost	Credit-Related Net Investment Impairment Losses through September 30, 2012	Unrealized Gains (Losses)	Carrying Value

US Government Agencies	$4,309	$-	$105	$4,414
Mortgage Backed Securities	289,260	-	8,693	297,953
Municipal Bonds	48,334	-	1,799	50,133
Pooled Bank Trust Preferreds	26,917	(20,171)	(3,250)	3,496
Single Issuer Bank Trust Preferreds,
Subdebt of Financial Institutions, and
Bank Holding Company Preferred Stocks	43,435	(1,015)	(1,001)	41,419
Money Markets and Mutual Funds	1,725	-	68	1,793
Federal Reserve Bank and FHLB stock	11,459	-	-	11,459
Community Bank Equity Positions	8,194	(4,813)	541	3,922
Total Investments	$433,633	$(25,999)	$6,955	$414,589

CITY HOLDING COMPANY AND SUBSIDIARIES
Loan Portfolio
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011

Residential real estate (1)	$1,008,305	$997,016	$939,611	$929,788	$916,122
Home equity - junior liens	143,058	143,400	139,764	141,797	142,028
Commercial and industrial	105,027	116,288	108,707	130,899	119,377
Commercial real estate (2)	787,887	768,176	745,586	732,146	708,558
Consumer	38,285	37,383	35,448	35,845	36,575
DDA overdrafts	2,670	3,326	2,848	2,628	2,924
Previously securitized loans	-	-	-	-	214
Gross Loans	$2,085,232	$2,065,589	$1,971,964	$1,973,103	$1,925,798

Construction loans included in:
(1) - Residential real estate loans	$12,787	$11,919	$11,613	$9,287	$7,456
(2) - Commercial real estate loans	$17,072	$18,544	$20,661	$20,201	$23,915

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Three Months Ended September 30,
		2012			2011
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

Assets:
Loan portfolio (1):
Residential real estate	$1,140,910	$13,000	4.53%	$1,046,155	$12,054	4.57%
Commercial, financial, and agriculture	880,243	10,069	4.55%	825,353	9,575	4.60%
Installment loans to individuals (2)	49,111	782	6.33%	45,461	906	7.91%
Previously securitized loans (3)	***	781	***	277	791	1132.93%
Total loans	2,070,264	24,632	4.73%	1,917,246	23,326	4.83%
Securities:
Taxable	372,877	3,438	3.67%	399,468	4,639	4.61%
Tax-exempt (4)	36,761	532	5.76%	42,249	604	5.67%
Total securities	409,638	3,970	3.86%	441,717	5,243	4.71%
Deposits in depository institutions	7,063	-	-	7,497	-	-
Federal funds sold	35,487	15	0.17%	32,204	13	0.16%
Total interest-earning assets	2,522,452	28,617	4.51%	2,398,664	28,582	4.73%
Cash and due from banks	80,335			61,387
Bank premises and equipment	72,640			64,900
Other assets	232,793			206,943
Less: Allowance for loan losses	(19,889)			(20,496)
Total assets	$2,888,331			$2,711,398

Liabilities:
Interest-bearing demand deposits	539,189	180	0.13%	496,866	224	0.18%
Savings deposits	497,208	204	0.16%	427,391	260	0.24%
Time deposits	931,369	2,928	1.25%	913,040	4,066	1.77%
Short-term borrowings	122,955	79	0.26%	132,487	90	0.27%
Long-term debt	16,495	166	4.00%	16,495	159	3.82%
Total interest-bearing liabilities	2,107,216	3,557	0.67%	1,986,279	4,799	0.96%
Noninterest-bearing demand deposits	418,584			383,736
Other liabilities	35,461			25,054
Stockholders' equity	327,070			316,329
Total liabilities and
stockholders' equity	$2,888,331			$2,711,398
Net interest income		$25,060			$23,783
Net yield on earning assets			3.95%			3.93%

(1) For purposes of this table, non-accruing loans have been included in average balances and loan fees, which are immaterial, have been included in interest income.
(2) Includes the Company’s consumer and DDA overdrafts loan categories.
(3) Effective January 1, 2012, the carrying value of the Company's previously securitized loans was reduced to $0.
(4) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 35%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Nine Months Ended September 30,
		2012			2011
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

Assets:
Loan portfolio (1):
Residential real estate (2)	$1,101,805	$36,731	4.45%	$1,033,830	$36,905	4.77%
Commercial, financial, and agriculture (3)	873,295	29,395	4.50%	805,386	28,492	4.73%
Installment loans to individuals (4)	45,756	2,303	6.72%	45,713	2,570	7.52%
Previously securitized loans (5)	***	2,414	***	452	2,449	724.40%
Total loans	2,020,856	70,843	4.68%	1,885,381	70,416	4.99%
Securities:
Taxable	367,800	11,345	4.12%	422,777	13,694	4.33%
Tax-exempt (6)	39,176	1,694	5.78%	47,077	1,999	5.68%
Total securities	406,976	13,039	4.28%	469,854	15,693	4.47%
Deposits in depository institutions	7,200	-	-	7,815	-	-
Federal funds sold	29,712	38	0.17%	31,348	39	0.17%
Total interest-earning assets	2,464,744	83,920	4.55%	2,394,398	86,148	4.81%
Cash and due from banks	75,576			56,923
Bank premises and equipment	68,788			64,560
Other assets	221,661			204,909
Less: Allowance for loan losses	(19,599)			(19,290)
Total assets	$2,811,170			$2,701,500

Liabilities:
Interest-bearing demand deposits	532,231	531	0.13%	490,691	711	0.19%
Savings deposits	473,626	576	0.16%	415,740	790	0.25%
Time deposits	905,561	9,256	1.37%	941,808	14,328	2.03%
Short-term borrowings	119,454	229	0.26%	121,350	239	0.26%
Long-term debt	16,495	499	4.04%	16,495	474	3.84%
Total interest-bearing liabilities	2,047,367	11,091	0.72%	1,986,084	16,542	1.11%
Noninterest-bearing demand deposits	408,435			377,460
Other liabilities	33,612			21,368
Stockholders' equity	321,756			316,588
Total liabilities and
stockholders' equity	$2,811,170			$2,701,500
Net interest income		$72,829			$69,606
Net yield on earning assets			3.95%			3.89%

(1) For purposes of this table, non-accruing loans have been included in average balances and loan fees, which are immaterial, have been included in interest income.
(2) Interest income includes $0 and $632 from interest rate floors for the nine months ended September 30, 2012 and September 30, 2011, respectively.
(3) Includes the Company’s commercial and industrial and commercial real estate loan categories. Interest income includes $0 and $488 from interest rate floors for the nine months ended September 30, 2012 and September 30, 2011, respectively.

(4) Includes the Company’s consumer and DDA overdrafts loan categories.
(5) Effective January 1, 2012, the carrying value of the Company's previously securitized loans was reduced to $0.
(6) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 35%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Analysis of Risk-Based Capital
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2012 (a)	2012	2012	2011	2011

Tier I Capital:
Stockholders' equity	$328,415	$320,622	$316,046	$311,134	$309,892
Goodwill and other intangibles	(64,912)	(64,971)	(55,871)	(55,969)	(56,071)
Accumulated other comprehensive loss	365	2,477	1,737	3,907	2,701
Qualifying trust preferred stock	16,000	16,000	16,000	16,000	16,000
Unrealized loss on AFS securities	-	-	-	(448)	(1,081)
Excess deferred tax assets	(7,472)	(7,847)	(4,020)	(5,897)	(5,435)
Total tier I capital	$272,397	$266,282	$273,892	$268,727	$266,007

Total Risk-Based Capital:
Tier I capital	$272,397	$266,282	$273,892	$268,727	$266,007
Qualifying allowance for loan losses	18,986	19,452	18,628	19,409	19,848
Total risk-based capital	$291,383	$285,734	$292,520	$288,136	$285,855

Net risk-weighted assets	$2,112,581	$2,136,249	$2,050,520	$2,048,398	$2,013,294

Ratios:
Average stockholders' equity to average assets	11.32%	11.47%	11.55%	11.65%	11.67%
Tangible capital ratio	9.29%	9.03%	9.54%	9.37%	9.65%
Risk-based capital ratios:
Tier I capital	12.89%	12.46%	13.36%	13.12%	13.21%
Total risk-based capital	13.79%	13.38%	14.27%	14.07%	14.20%
Leverage capital	9.67%	9.74%	10.23%	10.18%	10.04%

(a) September 30, 2012 risk-based capital ratios are estimated

CITY HOLDING COMPANY AND SUBSIDIARIES
Intangibles
(Unaudited) ($ in 000s)

	As of and for the Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011

Intangibles, net	$65,103	$65,162	$56,066	$56,164	$56,266
Intangibles amortization expense	135	109	98	102	102

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Loan Loss Experience
(Unaudited) ($ in 000s)

	Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011

Balance at beginning of period	$19,452	$18,628	$19,409	$19,848	$18,944

Charge-offs:
Commercial and industrial	9	48	69	247	200
Commercial real estate	845	26	1,989	1,650	141
Residential real estate	252	296	198	176	264
Home equity	133	347	509	475	209
Consumer	53	36	59	31	75
DDA overdrafts	418	375	335	394	492
Total charge-offs	1,710	1,128	3,159	2,973	1,381

Recoveries:
Commercial and industrial	10	-	3	15	2
Commercial real estate	3	-	96	-	1,954
Residential real estate	8	3	4	10	1
Home equity	1	10	1	1	1
Consumer	26	35	29	29	58
DDA overdrafts	221	229	295	250	269
Total recoveries	269	277	427	305	2,285

Net charge-offs	1,441	851	2,731	2,668	(904)
Provision for loan losses	975	1,675	1,950	2,229	-
Balance at end of period	$18,986	$19,452	$18,628	$19,409	$19,848

Loans outstanding	$2,085,232	$2,065,589	$1,971,964	$1,973,103	$1,925,798
Average loans outstanding	2,070,264	2,019,281	1,972,478	1,940,950	1,917,246
Allowance as a percent of loans outstanding	0.91%	0.94%	0.94%	0.98%	1.03%
Allowance as a percent of non-performing loans	82.61%	88.92%	88.78%	87.76%	87.27%
Net charge-offs (annualized) as a
percent of average loans outstanding	0.28%	0.17%	0.55%	0.55%	(0.19)%
Net charge-offs, excluding overdraft deposit
accounts, (annualized) as a percent of average loans outstanding	0.24%	0.14%	0.55%	0.52%	(0.24)%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Non-Performing Assets
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011

Nonaccrual loans	$22,586	$21,726	$20,420	$21,951	$22,423
Accruing loans past due 90 days or more(1)	397	149	562	166	320
Total non-performing loans	22,983	21,875	20,982	22,117	22,743
Other real estate owned	9,017	8,697	8,250	7,948	8,273
Total non-performing assets	$32,000	$30,572	$29,232	$30,065	$31,016

Non-performing assets as a percent of loans and
other real estate owned	1.53%	1.47%	1.48%	1.52%	1.60%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Total Past Due Loans
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011

Residential real estate	$4,909	$5,575	$4,108	$5,362	$4,569
Home equity	2,643	1,864	1,560	2,246	2,425
Commercial and industrial	25	540	63	1,243	37
Commercial real estate	1,271	3,145	2,636	3,415	2,423
Consumer	136	90	58	138	112
Previously securitized loans	-	-	-	-	403
DDA overdrafts	319	364	304	909	614
Total past due loans	$9,303	$11,578	$8,729	$13,313	$10,583

Past due loans as a percent of loans outstanding	0.45%	0.56%	0.44%	0.67%	0.55%